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                                                                 EXHIBIT 10.12.1

           PORTIONS OF THIS AGREEMENT MARKED BY *** HAVE BEEN OMITTED AND ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT MADE PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

           AMENDMENT TO THE DS PUMP SUPPLY AGREEMENT (SIGNED 1/22/96) BETWEEN STANADYNE AUTOMOTIVE CORP. AND GENERAL MOTORS POWERTRAIN GROUP.

The following amendments are to be made to the "DS Pump Supply Agreement (dated 1/22/96)" between Stanadyne and GMPT:

1.   GMPTG Reserved Capacity to be ***.

2.   ***.

3.   Cumulative "Net Cost Reductions" per the "DS Pump Supply Agreement" article
     (3a) are ***.

4. GMPTG assures purchase of pump volumes as provided in the March 10, 1998 letter from Tom Endres to William Kelly.

5.   Following February 28, 2001 OE & OES pump pricing ***.

6. Neither GMPTG or Stanadyne can act unilaterally to affect or modify terms, conditions, obligations or commercial business practices in anyway other than as specified by the "DS Pump Supply Agreement" as modified.

7. All other terms and conditions of the January "DS Pump Supply Agreement" shall continue in effect. The Cost Recovery provisions *** shall not apply to the supply of DS product.

8. GMPTG agrees to provide timely processing and payment of Stanadyne Invoices provided them for OE, OES (SPO) purchases, and warranty administration services. Billing disputes should be immediately called to the attention of Stanadyne and promptly resolved between the parties or through third party mediation.

9.   GMPTG will conduct a management level review to ***.

GMPTG and Stanadyne agree to the above provisions of this agreement, and so indicate by the signature below of their duly authorized representatives:

for:  General Motors Powertrain Group       for:  Stanadyne Automotive Corp.

       /s/ Thomas E. Endres                 /s/ William W. Kelly
      ----------------------------------    --------------------------------
      Signature                             Signature

      Thomas E. Endres                      William W. Kelly
      ----------------------------------    --------------------------------
      printed name                          printed name

      Director Purchasing, GM Powertrain    V.P. & General Manager, Fuel Pumps
      ----------------------------------    ----------------------------------
      title                                 title

               3/31/98                             March 13, 1998
      ----------------------------------    --------------------------------
      date                                           date